Merger with Star Peak Corp II	6 Months Ended
Jun. 30, 2021
Benson Hill, Inc
Merger with Star Peak Corp II

3. Merger with Star Peak Corp II

On May 8, 2021, Benson Hill entered into a definitive business combination agreement between it and Star Peak Corp II. Upon the completion of the proposed business combination transaction, the shareholders of Benson Hill, including common stock on an as-converted basis from owners of Redeemable Convertible Preferred Stock and the Preferred Stock Warrant will exchange their interests in Benson Hill for shares of common stock of the Combined Entity. In addition, Benson Hill’s existing equity incentive plan will be terminated; awards issued under Benson Hill’s existing equity incentive plan will be exchanged for awards issued under a new equity incentive plan to be adopted by the Combined Entity. Lastly, immediately after the completion of the Business Combination, certain investors have agreed to subscribe for and purchase an aggregate of $225 million of common stock of the Combined Entity. The combined company will continue to operate under the Benson Hill management team, led by chief executive officer Matt Crisp. The boards of directors of both Star Peak and Benson Hill have approved the proposed transaction. Completion of the transaction, which is expected in the third quarter of 2021, is subject to approval of Star Peak Corp II’s shareholders.